UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2023

BLACKBOXSTOCKS INC.

(Exact name of registrant as specified in its charter)

Nevada	0-55108	45-3598066
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 726-9203

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BLBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Share Exchange Agreement

On December 12, 2023, Blackboxstocks Inc. (the “Company”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Evtec Aluminium Limited, a company registered in England and Wales (“Evtec”), and the shareholders of Evtec (“Sellers”). Upon the terms and subject to the satisfaction of the conditions described in the Exchange Agreement, the Company will acquire all of the issued and outstanding Evtec Ordinary Shares, with the result of Evtec becoming a wholly-owned subsidiary of the Company (the “Acquisition”). At the closing of the Acquisition (the “Closing”), the Sellers will receive shares of common stock of the Company, $0.001 par value, in exchange for capital shares of Evtec based on the exchange ratio formula in the Exchange Agreement (the “Exchange Ratio”), which is subject to adjustment in the event Evtec raises capital before Closing in excess of $5,000,000. Immediately following Closing, based upon the Exchange Ratio, the Sellers are expected to collectively own 73.2% of the aggregate common stock of the Company.

As a condition to the Parties’ execution of the Exchange Agreement, Gust Kepler, a director and the President and Chief Executive Officer of the Company, who holds shares of Company common stock and Series A Convertible Preferred Stock (the “Series A Stock”) representing a majority of the votes necessary to approve such action, executed a Written Consent of Consenting Stockholder (the “Stockholder Consent”), pursuant to which Mr. Kepler voted his shares of common stock and Series A Stock in favor of resolutions (i) to enter into the Exchange Agreement, (ii) to approve issuance of common stock of the Company in excess of 19.99% of the number of shares of common stock as of the Closing of the Exchange Agreement (the “Nasdaq Threshold”), and (iii) to approve a change of the corporate name of the Company from “Blackboxstocks, Inc.” to “Evtec Holdings, Inc.”

The Exchange Agreement also requires the Company, in cooperation with Evtec, to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will contain an information statement relating to the Stockholder Consent (the “Registration Statement”) within 60 days after the date of the Exchange Agreement and use reasonable efforts to cause the Registration Statement to become effective as promptly as practicable.

Closing of the Acquisition is subject to various customary closing conditions, and, among other things, conditioned upon (i) organization of a wholly-owned corporate subsidiary expected to be known as Blackbox.io Inc. (“Blackbox Operating”) to hold Company legacy assets and continue the Company’s legacy business operations, (ii) execution of an employment agreement between the Company and Robert L. Winspear, (iii) execution of an Option Agreement by the Company and Gust Kepler for the sale and repurchase of Mr. Kepler’s Series A Stock (described below), (iv) effectiveness of the Registration Statement, (v) Evtec securing equity financing in the amount of at least $5,000,000, and (vi) Evtec’s satisfaction of all obligations set forth in the Binding Amendment to the Binding Letter of Intent dated November 21, 2023. The Exchange Agreement contains certain termination rights for both the Company and Evtec, and further provides that upon termination of the Exchange Agreement under specified circumstances, the terminating party may be required to pay the other party a termination fee of $500,000 plus up to $250,000 in fees and expenses incurred by such other party.

Following the Closing, it is expected that the board of directors of the combined organization will consist of 5 members. Robert Winspear will remain as a director and the remaining 4 directors will be designated by Evtec and will include David Roberts who is expected to be Chairman. Following the Closing, the Company will change its name to Evtec Holdings, Inc. and it is expected that the shares of common stock of the combined organization will be listed on the Nasdaq Capital Market.

The Exchange Agreement contains customary representations, warranties and covenants of the Company and Evtec, including, among others, (i) a covenant to issue contractual contingent value rights agreements (each a “Contingent Value Rights Agreement” to each holder of Company Common Stock immediately prior to Closing (described below), (ii) if mutually agreed, the Company will use commercially reasonable efforts to effect a reverse stock split of its common stock, (iii) organize Blackbox Operating and contribute all current pre-Closing business assets of the Company to Blackbox Operating and cause Blackbox Operating to assume all pre-Closing business liabilities of the Company, subject to certain reservations, and (iv) covenants that require each of the Company and Evtec to (A) conduct its business in the ordinary course during the period between the execution of the Exchange Agreement and the Closing or earlier termination of the Exchange Agreement, subject to certain exceptions, and (B) not engage in certain kinds of transactions during such period (without the prior written consent of the other). Each of the Company and Evtec have agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.

The foregoing description of the Exchange Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Exchange Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

Option Agreement

As a condition to the parties’ execution of the Exchange Agreement, the Company and Mr. Kepler will execute an Option Agreement (the “Option Agreement”), pursuant to which the Company will have the right to call for redemption and Mr. Kepler will have the right to cause the Company to redeem all of the issued and outstanding Series A Stock of the Company held by Mr. Kepler in exchange for shares of Series A Convertible Preferred Stock of Blackbox Operating, which shall be substantially similar to the Series A Convertible Preferred Stock of the Company.

The foregoing description of the Option Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Option Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Contingent Value Rights Agreements

At the Closing, the Company, a representative of the Company stockholders prior to the Closing, and a to be appointed Rights Agent, will enter into a Contingent Value Rights Agreement. Pursuant to the Exchange Agreement and the Contingent Value Rights Agreement, each share of Company common stock held by Company stockholders as of a record date immediately prior to the Closing will receive a dividend of one contingent value right (“CVR”) entitling such holders to receive, in connection with certain transactions involving Blackbox Operating (a “CVR Transaction”), an amount equal to the net proceeds actually received by the Company at the closing of such transaction, or in the event that the Option Agreement is exercised, the aggregate number of shares of Blackbox Operating common stock held by the Company at the time the Option Agreement is exercised. A CVR Transaction is generally a transaction pursuant to which (i) the Company or Blackbox Operating grants, sells, licenses or otherwise transfers some or all of the rights to the Blackbox Operating assets, or other monetizing event of all or any part of the Blackbox Operating assets; or (ii) the exercise of that certain Option Agreement.

The CVR payment obligations will expire on the second anniversary following the Closing. The CVRs will not be transferable, except in certain limited circumstances, will not be certificated or evidenced by any instrument, will not accrue interest and will not be registered with the SEC or listed for trading on any exchange. Until the CVR expiration date, subject to certain exceptions, the Company will be required to use commercially reasonable efforts to continue the operations of Blackbox Operating and seek to consummate a CVR Transaction.

The foregoing description of the Contingent Value Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the CVR Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Important Statement Regarding the Exchange Agreement, Option Agreement and Contingent Value Rights Agreement

The Exchange Agreement, Option Agreement and Contingent Value Rights Agreement have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about the parties or their respective subsidiaries and affiliates. The Exchange Agreement contains representations and warranties by the Company, on the one hand, and by Evtec and the Sellers on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules delivered by each party in connection with the signing of the Exchange Agreement. Moreover, certain representations and warranties in the Exchange Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or may have been used for the purpose of allocating risk between the Company, on the one hand, and Evtec and the Sellers, on the other hand. Accordingly, the representations and warranties in the Exchange Agreement are not necessarily characterizations of the actual state of facts about the Company, Evtec, or the Sellers at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Exchange Agreement, Option Agreement and Contingent Value Rights Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Exchange Agreement, the Option Agreement the Contingent Value Rights Agreement, the Company, Evtec, the Sellers, and their respective affiliates and respective businesses, that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include an information statement of the Company, as well as in the Forms 10-K, Forms 10-Q and other filings that the Company makes with the SEC. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, EVTEC, THE ACQUISITION AND RELATED MATTERS.

Investors and stockholders will be able to obtain free copies of the Registration Statement on Form S-4 that will include an information statement and prospectus, and other documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Registration Statement on Form S-4 that will include an information statement and prospectus and other documents filed by the Company with the SEC by contacting the Company by mail at Blackboxstocks, Inc., 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240, Attention: Corporate Secretary. Investors and stockholders are urged to read the Registration Statement on Form S-4 that will include an information statement and prospectus and the other relevant materials when they become available before making any investment decision with respect to the Acquisition.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.1 is a copy of the joint press release issued by the Company on December 13, 2023 announcing the execution of the Exchange Agreement.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this Current Report on Form 8-K.

Exhibit	Description
2.1*	Share Exchange Agreement dated December 12, 2023 among Blackboxstocks, Inc., Evtec Aluminium Limited, and the shareholders of Evtec Aluminium Limited
10.1	Option Agreement between Blackboxstocks, Inc. and Gust Kepler (included in Exhibit 2.1)
10.2	Form of Contingent Value Rights Agreement (included in Exhibit 2.1)
99.1	Press Release dated December 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K, which include the respective Disclosure Schedules of the Company and Evtec. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules and other similar attachments upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2023

BLACKBOXSTOCKS INC.

By:	/s/ Gust Kepler
Gust Kepler, President and Chief Executive Officer